UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 6, 2011

Wonder Auto Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 16 Yulu Street

Taihe District, Jinzhou City, Liaoning Province

People’s Republic of China, 121013

(Address of Principal Executive Offices)

(86) 416-2661186

Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed for the sole purpose of amending the Current Report on Form 8-K filed on December 14, 2011 (the “Original Filing”) to include as Exhibit 16.1 thereto the letter, dated December 15, 2011, from PricewaterhouseCoopers Zhong Tian CPAs Limited Company furnished to Wonder Auto Technology, Inc. and addressed to the Securities and Exchange Commission regarding statements included in the Original Filing. Except as set forth herein, no other changes are being made to the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter, dated December 15, 2011, from PricewaterhouseCoopers Zhong Tian CPAs Limited Company furnished to Wonder Auto Technology, Inc. and addressed to the Securities and Exchange Commission regarding statements included in the Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: December 19, 2011

/s/ Aijun Jiang
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

16.1	Letter, dated December 15, 2011, from PricewaterhouseCoopers Zhong Tian CPAs Limited Company furnished to Wonder Auto Technology, Inc. and addressed to the Securities and Exchange Commission regarding statements included in the Original Filing.

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